                                  EXHIBIT 24.1





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                         FIRST FIDELITY BANCORPORATION

                               Power of Attorney


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of First Fidelity Bancorporation, a New Jersey corporation (the "Company"), hereby constitutes and appoints each of Anthony P. Terracciano, Peter C. Palmieri, Wolfgang Schoellkopf and James L. Mitchell, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 relating to the Company's Common Stock, par value $1.00, per share in connection with the Company's First Fidelity Bancorporation Savings Plan, including any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 17th day of February, 1994.

                Signature                                               Title
                ---------                                               -----
            /s/LOUIS E. AZZATO                                          Director
- ----------------------------------------
               Louis E. Azzato


           /s/EDWARD E. BARR                                            Director
- ----------------------------------------
              Edward E. Barr


           /s/ROLAND K. BULLARD, II                                     Director
- ----------------------------------------
              Roland K. Bullard, II


              /s/LEE A. BUTZ                                            Director
- ----------------------------------------
                 Lee A. Butz


      /s/LUTHER R. CAMPBELL, JR.                                        Director
- ----------------------------------------
         Luther R. Campbell, Jr.


         /s/JOHN GILRAY CHRISTY                                         Director
- ----------------------------------------
            John Gilray Christy


            /s/JAMES G. CULLEN                                          Director
- ----------------------------------------
               James G. Cullen





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
                Signature                                               Title
                ---------                                               -----
        /s/GONZALO DE LAS HERAS                                         Director
- ----------------------------------------
           Gonzalo de Las Heras


           /s/E. JAMES FERLAND                                          Director
- ----------------------------------------
              E. James Ferland


                                                                        Director
- ----------------------------------------
             Arthur M. Goldberg


         /s/LESLIE E. GOODMAN                                           Director
- ----------------------------------------
            Leslie E. Goodman


            /s/FRANK M. HENRY                                           Director
- ----------------------------------------
               Frank M. Henry


          /s/WILLIAM F. HYLAND                                          Director
- ----------------------------------------
             William F. Hyland

     /s/JUAN RODRIGUEZ INCIARTE                                         Director
- ----------------------------------------
        Juan Rodriguez Inciarte


            /s/JOHN R. KENNEDY                                          Director
- ----------------------------------------
               John R. Kennedy


           /s/ROCCO J. MARANO                                           Director
- ----------------------------------------
              Rocco J. Marano


        /s/JAMES D. MORRISSEY, JR.                                      Director
- ----------------------------------------
           James D. Morrissey, Jr.


           /s/JOSEPH NEUBAUER                                           Director
- ----------------------------------------
              Joseph Neubauer


           /s/PETER C. PALMIERI                                         Director
- ----------------------------------------
              Peter C. Palmieri


        /s/WOLFGANG SCHOELLKOPF                                         Principal Financial
- ----------------------------------------                                Officer and Director
           Wolfgang Schoellkopf


      /s/ROBERT MONTGOMERY SCOTT                                        Director
- ----------------------------------------
         Robert Montgomery Scott





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
                Signature                                               Title
                ---------                                               -----
         /s/REBECCA STAFFORD                                            Director
- ----------------------------------------
            Rebecca Stafford


            /s/SEFTON STALLARD                                         Director
- ----------------------------------------
                Sefton Stallard


      /s/ANTHONY P. TERRACCIANO                                        Chairman of the Board, President and
- ----------------------------------------                                Chief Executive Officer
          Anthony P. Terracciano


          /s/BERNARD C. WATSON                                         Director
- ----------------------------------------
              Bernard C. Watson


       /s/ANTHONY R. BURRIESCI                                         Principal Accounting
- ----------------------------------------                                Officer
           Anthony R. Burriesci





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